UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2013 (March 4, 2013)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 430, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 4, 2013, ARCA biopharma, Inc. (the “Company”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended (the “Amendment”), to implement a six-for-one reverse split of its common stock (the “Reverse Split”), as previously authorized and approved at the Company’s special meeting of stockholders on February 25, 2013. The Reverse Split was effective as of 5:01 p.m. (Eastern Time) on March 4, 2013, and the Company’s common stock will continue trading on The NASDAQ Capital Market on a post-split basis on March 5, 2013.

As a result of the Reverse Split, every six shares of issued and outstanding common stock were combined into one share of issued and outstanding common stock. In addition, the Reverse Split effected a proportionate adjustment to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options and warrants to purchase shares of the Company’s common stock, and the number of shares reserved for issuance pursuant to the Company’s existing stock option plans were reduced proportionately. No fractional shares will be issued as a result of the Reverse Split, and stockholders who otherwise would be entitled to a fractional share will receive, in lieu thereof, a cash payment based on the closing sale price of the Company’s common stock as reported on The NASDAQ Capital Market on March 4, 2013. Because the Amendment did not reduce the number of authorized shares of the Company’s common stock, the effect of the Amendment is to increase the number of shares of common stock available for issuance relative to the number of shares issued and outstanding. The Reverse Split did not alter the par value of the Company’s common stock or modify any voting rights or other terms of the common stock.

A copy of the Amendment, as filed with the Secretary of State of the State of Delaware on March 4, 2013, is attached hereto as Exhibit 5.1. On March 5, 2013, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Certificate of Amendment to Restated Certificate of Incorporation.
99.1	Press Release titled “ARCA Announces Reverse Stock Split” dated March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2013

ARCA biopharma, Inc. (Registrant)

By:	/s/ Christopher D. Ozeroff
Name: Christopher D. Ozeroff
Title: Senior Vice President